Northwestern Mutual Series Fund, Inc.

Prospectus Supplement Dated December 9, 2019

The following information supplements the Statutory Prospectus for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2019, as supplemented June 28, 2019, September 6, 2019, September 30, 2019 and October 17, 2019 (the “Prospectus”). You should read this Supplement together with the Prospectus.

Select Bond Portfolio – Portfolio Manager Update

Effective December 31, 2020, Thomas O’Connor will no longer serve as co-portfolio manager of the Select Bond Portfolio (the “Portfolio”). Accordingly, after December 31, 2020 all references to Thomas O’Connor in the Fund’s Prospectus are hereby removed.

Please retain this Supplement for future reference.

Northwestern Mutual Series Fund, Inc.

Select Bond Portfolio

Supplement Dated December 9, 2019

to the

Summary Prospectus for the Select Bond Portfolio Dated May 1, 2019

The following information supplements the Summary Prospectus for the Select Bond Portfolio of Northwestern Mutual Series Fund, Inc. dated May 1, 2019 (the “Summary Prospectus”), a copy of which you have already received. You should read this Supplement together with the Summary Prospectus.

Portfolio Manager Update

Effective December 31, 2020, Thomas O’Connor will no longer serve as co-portfolio manager of the Select Bond Portfolio (the “Portfolio”). Accordingly, after December 31, 2020 all references to Thomas O’Connor in the Summary Prospectus are hereby removed.

Please retain this Supplement for future reference.

Northwestern Mutual Series Fund, Inc.

Supplement Dated December 9, 2019 to the

Statement of Additional Information Dated May 1, 2019

This Supplement revises certain information contained in the Statement of Additional Information (the “SAI”) for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2019, as supplemented June 28, 2019, September 18, 2019 and October 1, 2019. You should read this Supplement together with the SAI.

Appendix D - Portfolio Manager Update to Select Bond Portfolio

Effective December 31, 2020, Thomas O’Connor will no longer serve as a co-portfolio manager for the Select Bond Portfolio. All references to Mr. O’Connor are hereby removed from the SAI as of such date.

Investment Oversight Committee Update

Effective November 21, 2019, Donald M. Ullmann began serving as the chairman of the Investment Oversight Committee. Accordingly, under the heading “MANAGEMENT OF THE FUND – Board Role in Risk Oversight” on page B-59 of the SAI, the first sentence of the fourth paragraph is revised to provide as follows:

“The Board has established an Investment Oversight Committee, comprised of Mses. Allison, Brown and Hanson and Messrs. Gerber, Huffman, Ribbens and Ullmann, and currently chaired by Mr. Ullmann, to oversee the process for evaluating the Fund’s Adviser and Sub-Advisers.”

Pricing of Shares Update

Under the heading “PURCHASE, REDEMPTION AND PRICING OF SHARES” on page B-90 of the SAI, the following is added as the eleventh sentence of the ninth paragraph:

“A value determined by an independent pricing agent will also be used to fair value foreign securities held by a Portfolio on any day when a foreign market is closed due to a local holiday or other scheduled closure, but the New York Stock Exchange is open.”

Please retain this Supplement for future reference.